UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act 1934

Date of Report (date of earliest event reported): November 4, 2009

Gulf Resources, Inc.
(Exact name of registrant as specified in charter)

Delaware
(State or other jurisdiction of incorporation)

000-20936 (Commission File Number)	13-3637458 (IRS Employer Identification No.)

Chenming Industrial Park, Shouguang City, Shandong, China 262714
(Address of principal executive offices and zip code)

+86 (536) 567-0008
(Registrant's telephone number including area code)

(Registrant's former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01  Other Events.

On November 4, 2009, Gulf Resources, Inc. (the “Company”) issued a press release announcing that it was holding a NASDAQ listing dinner in Hong Kong.  A copy of the press release is furnished as Exhibit 99.1 hereto.

On November 5, 2009, the Company issued a press release announcing a conference call to discuss third quarter 2009 results.  A copy of the press release is furnished as Exhibit 99.2 hereto.

On November 6, 2009, the Company issued a press release announcing that its management will present at upcoming investor conferences in November.  A copy of the press release is furnished as Exhibit 99.3 hereto.

On November 9, 2009, the Company issued a press release announcing third quarter 2009 financial results.  A copy of the press release is furnished as Exhibit 99.4 hereto.

Item 9.01  Financial Statements and Exhibits.

(d)           Exhibits.

Exhibit Number	Description

99.1	Press release dated November 4, 2009.

99.2	Press release dated November 5, 2009

99.3	Press release dated November 6, 2009

99.4	Press release dated November 9, 2009

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GULF RESOURCES, INC.

By:	/s/ Xiaobin Liu
Name:	Xiaobin Liu
Title:	Chief Executive Officer

Dated: November 10, 2009

Exhibit Index

Exhibit No.	Description

99.1	Press release dated November 4, 2009.

99.2	Press release dated November 5, 2009

99.3	Press release dated November 6, 2009

99.4	Press release dated November 9, 2009